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                                                                      EXHIBIT 24

                       REGISTRATION STATEMENT ON FORM S-4
                               POWER OF ATTORNEY

         Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 or other appropriate form under the Securities Act of 1933, as amended, with respect to the merger of Owl Merger Corp. with and into Owen Healthcare, Inc. and the Common Shares of the Company issuable in connection therewith, hereby constitutes and appoints Robert D. Walter, George H. Bennett, Jr., and Brendan
A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

         This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

/s/ Robert D. Walter                                          /s/ John C. Kane
--------------------------------------------                  --------------------------------------------
Robert D. Walter                                              John C. Kane
Chairman and Chief Executive Officer (principal               Director                  February 12, 1997
executive officer)         February 12, 1997

/s/ David Bearman                                             /s/ J. Michael Losh
--------------------------------------------                  --------------------------------------------
David Bearman                                                 J. Michael Losh
Chief Financial Officer (principal                            Director                  February 12, 1997
financial officer)         February 12, 1997

/s/ Richard J. Miller                                         /s/ George R. Manser
--------------------------------------------                  --------------------------------------------
Richard J. Miller                                             George R. Manser
Vice President, Controller and Principal                      Director                  February 12, 1997
Accounting Officer         February 12, 1997

/s/ John F. Finn                                              /s/ John B. McCoy
--------------------------------------------                  --------------------------------------------
John F. Finn                                                  John B. McCoy
Director                   February 12, 1997                  Director                   February 12, 1997

/s/ Robert L. Gerbig                                          /s/ Jerry E. Robertson
--------------------------------------------                  --------------------------------------------
Robert L. Gerbig                                              Jerry E. Robertson
Director                   February 12, 1997                  Director                   February 12, 1997

/s/ John F. Havens                                            /s/ L. Jack Van Fossen
--------------------------------------------                  --------------------------------------------
John F. Havens                                                L. Jack Van Fossen
Director                   February 12, 1997                  Director                   February 12, 1997

/s/ Regina E. Herzlinger                                      /s/ Melburn G. Whitmire
--------------------------------------------                  --------------------------------------------
Regina E. Herzlinger                                          Melburn G. Whitmire
Director                   February 12, 1997                  Director                   February 12, 1997